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                                 [EXHIBIT 10.9]


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
                                                 -----------------------------------------------
                         CONOCO INC.             DIVISION ORDER NO.      TRANSACTION TYPE:
                         STOCK PURCHASE AND
                         SHIPPING ORDER          442-0929776             SALE
                                                 ----------------------- -----------------------
                                                 ISSUED LOCATION:        ISSUED DATE:
Effective Dates 5/1/97 thru 12/31/97             Woods Cross, UT         5/1/97
                                                 -----------------------------------------------
CUSTOMER'S ORDER NO:                             ORDER REFERENCE:
                                                 R40 SC 54-01 OT 155
                                                 -----------------------------------------------
                                                 SOLD F.O.B.
                                                 Freight Collect/ Terminal
                                                 -----------------------------------------------
SHIP TO:                                         TERMS
GENEVA ROCK PRODUCTS, INC.                       NET 15 PROX
                                                 -----------------------------------------------
DESTINATION:                                     SALES TAX LIC.*         FEDERAL REG. NO.*
UTAH COUNTY, UT
                                                 -----------------------------------------------
ROUTING:                                         SOLD FOR ACCOUNT OF:
TRUCK
                                                 GENEVA ROCK PRODUCTS, INC.
ORDER DESCRIPTION:                               P.O. BOX 538
SP-9999(434) [PMS Utah & Wasatch County]         OREM, UT  84059

PROJECT NO.:                                     (801) 531-7663
                                                 -----------------------------------------------
                                                 *For resale or exempt, please furnish
                                                 certificate

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PRODUCT GROUP       PRODUCT DESCRIPTION         QUANTITY         UNITS                 PRICE
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PG 64-34                  PG 64-34               582.00       Metric Tons             $223.00
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By shipment Seller certifies that these goods were produced in compliance with all applicable requirements of Sections 6, 7, and 12 of the Fair Labor Standards
Act as amended, and of regulations and orders of the United States Department of
Labor issued under Section 14 thereof.
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Buyer                                            Conoco, Inc. Seller
Carl C. Clyde                                    Seller's Signature
Division Manger                                  Product Manager


See Terms and Conditions on Back


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                        TERMS AND CONDITIONS OF PURCHASE

All asphalt purchased by the buyer (Buyer is defined as the individual or entity in the "Sold for the account of, Name" on the attached Stock Purchase and Shipping Order) will be purchased according to the terms and conditions set out below.

Buyer agrees to purchase those volumes of asphalt and at the purchase price as listed on this Stock Purchase and Shipping Order.

Conoco shall not be liable for failure or delay in performance hereunder by reason of partial or total interruption of transportation, inability to obtain crude petroleum or other necessary supplies or materials, war (declared or undeclared whether in this or some other country), fire, flood, strike, lockout or other labor trouble, riot, storm, acts of God, injunctions, government regulations, or other cause beyond its control whatsoever. If any of the events specified in this paragraph shall have occurred, Conoco shall have the right to allocate in a fair and reasonable manner among its customers for the duration of the event.

Conoco warrants that the product delivered hereunder will, at the time of delivery, meet the specifications of that product.

Conoco shall not be liable in contract or tort for special, incidental or consequential damages to equipment or other property, personal injury, loss of profits or revenue and cost of capital.

Conoco's payment terms for all types of asphalt is net 15th prox. from date of shipment except that Conoco may at its option amend such terms. All payments shall be mailed to the remittance address shown on Conoco's invoice, or in a manner otherwise designed by Conoco. Shipments of the types of asphalt may be deferred if terms of payment have not be satisfied or if in Conoco's judgment the financial responsibility of Buyer becomes impaired.

Conoco's obligations under this letter expires when the designated amounts of asphalt covered has been purchased.

The "Terms and Conditions" set out herein are the only "Terms and Conditions" under which Conoco Inc. has agreed to sell asphalt to the Buyer not withstanding the fact that Conoco may have accepted and even executed Buyers Purchase Order.